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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer (principal accounting officer) of Houghton Mifflin Company (the "Company"), does hereby certify that to the undersigned's knowledge:

         1) the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2003 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ DAVID R. CARON
                                              -------------------
                                              David R. Caron
                                              Chief Financial Officer

Date: August 14, 2003

A signed original of this written statement, required by Section 906, has been provided to Houghton Mifflin Company and will be retained by Houghton Mifflin Company and furnished to the Securities and Exchange Commission or its staff upon request.